Exhibit d(viii)
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                                             USAA CONTRACT NUMBER: 1015825-000

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of March, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BARROW, HANLEY, MEWHINNEY & STRAUSS, INC., a corporation organized under the laws of the State of Nevada and having its principal place of business in Dallas, Texas (BHMS).

     WHEREAS, IMCO serves as the investment adviser to USAA Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain BHMS to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, BHMS is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BHMS. IMCO hereby appoints BHMS to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. BHMS will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and BHMS. BHMS accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. DUTIES OF BHMS.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Trustees (the Board), BHMS, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. BHMS shall perform its duties described herein in a

                                  CONFIDENTIAL                     Page 1 of 13
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manner consistent with the investment  objective,  policies and restrictions set forth in the then current  Prospectus  and Statement of  Additional  Information
(SAI) for each Fund. Should BHMS anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, BHMS shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, BHMS shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent BHMS wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, BHMS must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, BHMS shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, BHMS will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. BHMS shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing BHMS with the Company's Declaration of Trust, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide BHMS with prior written notice of any material change to the Company's Registration Statement that would affect BHMS' management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, BHMS will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, BHMS shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its

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best efforts to obtain the most favorable price and execution  available,  BHMS, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), BHMS shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to BHMS an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if BHMS determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or BHMS' overall responsibilities with respect to the Fund and to other clients of BHMS as to which BHMS exercises investment discretion. The Board or IMCO may direct BHMS to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when BHMS deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of BHMS, BHMS, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by BHMS in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     BHMS may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, BHMS may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     BHMS will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. BHMS shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon BHMS giving proper instructions to the custodian, BHMS shall have no responsibility or liability for the acts,

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omissions  or  other  conduct  of the  custodian,  depository,  or  other  agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, BHMS agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. BHMS shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, BHMS agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of BHMS, except as permitted under the 1940 Act. IMCO agrees that it will provide BHMS with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or BHMS that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. BHMS, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of BHMS' duties under this Agreement. However, BHMS shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, BHMS, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. BHMS also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. BHMS, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of BHMS set forth herein. BHMS, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to BHMS' duties hereunder.

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     (F) COMPLIANCE MATTERS.  BHMS, at its expense,  will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. BHMS also shall cooperate with and
provide  reasonable  assistance  to  IMCO,  the  Company's  administrator,   the
Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. BHMS will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, BHMS agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, BHMS may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Unless and until BHMS is otherwise directed by IMCO or the Board, IMCO vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

3. ADVISORY FEE. IMCO shall pay to BHMS as compensation for BHMS' services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If BHMS shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4. REPRESENTATIONS AND WARRANTIES.

     (A) BHMS. BHMS represents and warrants to IMCO that (i) the retention of BHMS by IMCO as contemplated by this Agreement is authorized by BHMS' governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which BHMS or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of BHMS and when executed and delivered by BHMS will be a legal, valid and binding obligation of BHMS, enforceable against BHMS in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) BHMS is registered as an investment adviser under the Advisers Act; (v) BHMS has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940

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Act and that BHMS and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, BHMS shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) BHMS is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) BHMS will promptly notify IMCO of the occurrence of any event that would disqualify BHMS from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) BHMS has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) BHMS will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of BHMS, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of BHMS, in each case prior to or promptly after, such change; and (x) BHMS has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to BHMS that (i) the retention of BHMS by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify BHMS of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5. LIABILITY AND INDEMNIFICATION.

     (A) BHMS. BHMS shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of BHMS in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained

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in the Prospectus  and SAI,  proxy  materials,  reports,  advertisements,  sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to BHMS which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by BHMS Indemnities (as defined below) for use therein. BHMS shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which BHMS, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, BHMS Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless BHMS Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (A) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or BHMS (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and BHMS.

     (B) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, BHMS may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

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     (C) IMCO may at any time  terminate  this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to BHMS. BHMS may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (D) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (E) Any notice of termination served on BHMS by IMCO shall be without prejudice to the obligation of BHMS to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to BHMS under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of BHMS to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and BHMS shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by BHMS to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of BHMS to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to BHMS, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10. ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. BHMS shall, upon reasonable notice, afford IMCO at all reasonable times access to BHMS' officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate BHMS to provide IMCO with access to the books and records of BHMS relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. BHMS, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where BHMS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. BHMS acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. BHMS agrees that it will promptly notify IMCO in the event that BHMS or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. BHMS agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of BHMS' business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving BHMS, including, without limitation, a change of control of BHMS or a portfolio manager change, BHMS shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11. MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210)  498-4022
                  Attention: Securities Counsel

BHMS:             Barrow, Hanley, Mewhinney & Strauss, Inc.
                  3232 McKinney Avenue, 15th Floor
                  Dallas, TX  75204
                  Facsimile No.:  (214) 665-1936
                  Attention: Clare Burch

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     (G) LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of the Funds under this Agreement are not binding upon the Trustees or the shareholders individually but are binding only upon the assets and property of the Funds.

     IN WITNESS WHEREOF, IMCO and BHMS have caused this Agreement to be executed as of the date first set forth above.

Attest:                                     USAA INVESTMENT MANAGEMENT
                                            COMPANY

       /S/Mark S. Howard                           /S/Christopher W. Claus
By:    ____________________________         By:    ___________________________
Name:  Mark S. Howard                       Name:  Christopher W. Claus
Title: Secretary                            Title: President


                                                   /S/David H. Garrison
                                            By:    ___________________________
                                            Name:  David H. Garrison
                                            Title: Authorized Signatory



Attest:                                     BARROW, HANLEY, MEWHINNEY &
                                            STRAUSS, INC.

                                                   /S/James P. Barros
By:    ____________________________         By:    ___________________________
Name:                                       Name:  James P. Barros
Title:                                      Title: President

                                   SCHEDULE A



                           USAA BALANCED STRATEGY FUND

                                   SCHEDULE B



                                        FEES

              FUND ACCOUNT              Rate per annum of the average  daily
              ------------              net assets of the Fund Account plus the
                                        average  daily net assets  managed  by
                                        BHMS in the USAA Value Fund and
                                        the USAA Growth & Income Fund
                                        ----------------------
USAA Balanced Strategy Fund             0.75% on the first $15 million of assets

                                        0.55% on assets  over $15 million and
                                        up to $25 million

                                        0.45% on assets over $25 million and
                                        up to $100 million

                                        0.35% on  assets over $100 million and
                                        up to $200 million

                                        0.25% on assets over $200 million and
                                        up to $1 billion

                                        0.15% on assets over $1 billion

                                 Exhibit d(ix)

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014700-000


                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of December, 2005 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BATTERYMARCH FINANCIAL MANAGEMENT, INC., a corporation organized under the laws of the State of Maryland and having its principal place of business in Boston, MA (Batterymarch).

     WHEREAS, IMCO serves as the investment adviser to USAA Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Batterymarch to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Batterymarch is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. APPOINTMENT OF BATTERYMARCH. IMCO hereby appoints Batterymarch to act as subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Batterymarch will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Batterymarch. Batterymarch accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. DUTIES OF BATTERYMARCH.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Trustees (the Board), Batterymarch, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Batterymarch shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions

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                                               USAA Contract Number: 1014700-000

set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should Batterymarch anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Batterymarch shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Batterymarch shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Batterymarch wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Batterymarch must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Batterymarch shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Batterymarch will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Batterymarch shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Batterymarch with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Batterymarch with prior written notice of any material change to the Company's Registration Statement that would affect Batterymarch's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Batterymarch will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Batterymarch shall use its best efforts to obtain for the

USAA CONFIDENTIAL                                                         Page 2

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014700-000

Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Batterymarch, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Batterymarch shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by Batterymarch, provided that Batterymarch is not negligent in the selection of such broker or brokers, or third parties.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Batterymarch shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Batterymarch an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Batterymarch determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Batterymarch's overall responsibilities with respect to the Fund and to other clients of Batterymarch as to which Batterymarch exercises investment discretion. The Board or IMCO may direct Batterymarch to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when Batterymarch deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Batterymarch, Batterymarch, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Batterymarch in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Batterymarch may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Batterymarch may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Batterymarch will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio

USAA CONFIDENTIAL                                                         Page 3

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014700-000

security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Batterymarch shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Batterymarch giving proper instructions to the custodian, Batterymarch shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

     Notwithstanding the foregoing, Batterymarch agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Batterymarch shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained.

In addition, Batterymarch agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Batterymarch, except as permitted under the 1940 Act. IMCO agrees that it will provide Batterymarch with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Batterymarch that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by
Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Batterymarch, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Batterymarch's duties under this Agreement. However, Batterymarch shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Batterymarch, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Batterymarch also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the

USAA CONFIDENTIAL                                                         Page 4
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                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014700-000

valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Batterymarch, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Batterymarch set forth herein. Batterymarch, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Batterymarch's duties hereunder.

     (F) COMPLIANCE MATTERS. Batterymarch, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Batterymarch also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Batterymarch will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Batterymarch agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Batterymarch may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Unless and until Batterymarch is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

     Batterymarch will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account. To the extent, however, Batterymarch receives materials requiring action relating to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account, Batterymarch shall promptly forward such materials to IMCO.

3. ADVISORY FEE. IMCO shall pay to Batterymarch as compensation for Batterymarch's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Batterymarch shall serve for less than

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                                               USAA Contract Number: 1014700-000

the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

     Batterymarch agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Batterymarch (the Substantially Similar Services) and (ii) Batterymarch charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Batterymarch shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.       REPRESENTATIONS AND WARRANTIES.

     (A) BATTERYMARCH. Batterymarch represents and warrants to IMCO that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by Batterymarch's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Batterymarch or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Batterymarch and when executed and delivered by Batterymarch will be a legal, valid and binding obligation of Batterymarch, enforceable against Batterymarch in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Batterymarch is registered as an investment adviser under the Advisers Act; (v) Batterymarch has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Batterymarch and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and with respect to such persons, Batterymarch shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Batterymarch is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Batterymarch will promptly notify IMCO of the occurrence of any event that would disqualify Batterymarch from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Batterymarch has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Batterymarch will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Batterymarch, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Batterymarch, in each case prior to or promptly after, such change; and (x) Batterymarch has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

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     (B)  IMCO.  IMCO  represents  and  warrants  to  Batterymarch  that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Batterymarch of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

     (A) BATTERYMARCH. Batterymarch shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Batterymarch in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Batterymarch which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Batterymarch Indemnities (as defined below) for use therein. Batterymarch shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). Such IMCO Indemnities must obtain Batterymarch's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Batterymarch, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Batterymarch Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other

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                                               USAA Contract Number: 1014700-000

statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless
Batterymarch Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). Such Batterymarch Indemnities must obtain IMCO's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Batterymarch (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Batterymarch.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Batterymarch may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Batterymarch. Batterymarch may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

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     (e) Any  notice of  termination  served on  Batterymarch  by IMCO  shall be without prejudice to the obligation of Batterymarch to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Batterymarch under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Batterymarch to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Batterymarch shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Batterymarch to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Batterymarch to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Batterymarch, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10. ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Batterymarch shall, upon reasonable notice, afford IMCO at all reasonable times access to Batterymarch's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Batterymarch to provide IMCO with access to the books and records of Batterymarch relating to any other accounts other than the Funds.

     (B)  CONFIDENTIALITY.   Batterymarch,   and  its  officers,  employees  and
authorized representatives, shall treat confidentially and as proprietary information of the Company all

USAA CONFIDENTIAL                                                         Page 9
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                                               USAA Contract Number: 1014700-000


records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Batterymarch may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. Batterymarch acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. Batterymarch agrees that it will promptly notify IMCO in the event that Batterymarch or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction. Notwithstanding the above, Batterymarch is not obligated to notify the Company or IMCO of any routine regulatory inspection of Batterymarch except to the extent a Fund Account is involved.

     (F) INSURANCE. Batterymarch agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Batterymarch's business activities.

     (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders or send an information supplement or prospectus supplement to shareholders solely due to actions involving Batterymarch, including, without limitation, a change of control of Batterymarch or a portfolio manager change. Batterymarch shall bear all reasonable expenses associated with such shareholder meeting information statement, or prospectus supplement.

11. MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

USAA CONFIDENTIAL                                                        Page 10
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                                               USAA Contract Number: 1014700-000

IMCO:              USAA Investment Management Company
                   9800 Fredericksburg Road, A-O3-W
                   San Antonio, Texas 78288
                   Facsimile No.: (210) 498-4022
                   Attention: Securities Counsel & Compliance Dept.


Batterymarch:      Batterymarch Financial Management, Inc.
                   200 Clarendon Street, 49th Floor
                   Boston, MA  02116
                   Attn:  Chief Financial Officer

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     (G) LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of the Funds under this Agreement are not binding upon the Trustees or the shareholders individually but are binding only upon the assets and property of the Funds.

USAA CONFIDENTIAL                                                        Page 11
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                                               USAA Contract Number: 1014700-000

     IN WITNESS WHEREOF, IMCO and Batterymarch have caused this Agreement to be executed as of the date first set forth above.

Attest:                                  USAA INVESTMENT MANAGEMENT
                                         COMPANY

       /S/Mark S. Howard                        /S/Christopher W. Claus
By:    ________________________          By:    _________________________
Name:  Mark S. Howard                    Name:  Christopher W. Claus
Title: Secretary                         Title: President


                                                /S/David H. Garrison
                                         By:    _________________________
                                         Name:  David H. Garrison
                                         Title: Authorized Signatory



Attest:                                  BATTERYMARCH FINANCIAL
                                         MANAGEMENT, INC.

       /S/Philip E. Channen                     /S/Francis X. Tracy
By:    ________________________          By:    _________________________
Name:  Philip E. Channen                 Name:  Francis X. Tracy
Title: Assistant Secretary               Title: President

USAA CONFIDENTIAL                                                        PAGE 12
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                                               USAA Contract Number: 1014700-000


                                   SCHEDULE A


FUND                                        EFFECTIVE DATE
----                                        --------------
USAA CORNERSTONE STRATEGY FUND              DECEMBER 1, 2005

USAA CONFIDENTIAL                                                        Page 13
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                                               USAA Contract Number: 1014700-000


                                   SCHEDULE B


                                            FEES

               FUND ACCOUNT                 Rate per annum of the average daily
               ------------                 net assets of the Fund Account
                                            ----------------------------------

USAA Cornerstone Strategy Fund*             0.25% on the first $250 million of
                                            assets

                                            0.21% on assets over $250 million
                                            and up to $500 million

                                            0.17% on assets over $500 million

__________________________
* Batterymarch agrees that it will not seek to increase this fee rate during the four-year period ending November 30, 2009 (the Four-Year Lock). This Four-Year Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

USAA CONFIDENTIAL                                                        PAGE 14

                                  Exhibit d(x)

                                 AMENDMENT NO. 1
                       TO INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 1 made as of the 1st day of March 2006, to the Investment Subadvisory Agreement made as of the 1st day of December 2005, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BATTERYMARCH FINANCIAL MANAGEMENT, INC., a corporation organized under the laws of the State of Maryland and having its principal place of business in Boston, Massachusetts (Batterymarch), with respect to services provided to series of USAA Investment Trust.

     IMCO and Batterymarch agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

     1. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Batterymarch with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     2. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO and Batterymarch have caused this Amendment No. 1 to be executed as of the date first set forth above.

Attest:                                  USAA INVESTMENT MANAGEMENT
                                         COMPANY

       /S/Mark S. Howard                        /S/Christopher W. Claus
By:    _______________________           By:   ___________________________
Name:  Mark S. Howard                    Name:  Christopher W. Claus
Title: Secretary                         Title: President

                                               /S/David H. Garrison
                                         By:   ___________________________
                                         Name:  David H. Garrison
                                         Title: Authorized Signatory

Attest:                                  BATTERYMARCH FINANCIAL MANAGEMENT, INC.

       /S/Philip E. Channen                    /S/Francis Tracy
By:    _______________________           By:  ___________________________
Name:  Philip E. Channen                 Name:  Francis Tracy
Title: Assistant Secretary               Title: President & CFO

                                   SCHEDULE B

                                          FEES

               FUND ACCOUNT               Rate per annum of the average  daily
               ------------               net assets of the Fund Account plus
                                          the average  daily net assets  managed
                                          by  Batterymarch  in the  USAA Capital
                                          Growth Fund
                                          -------------------------------------
USAA Cornerstone Strategy Fund*           0.25% on the first $250 million of
                                          assets

                                          0.21% on  assets  over $250  million
                                          and up to $500 million

                                          0.17% on assets over $500 million


________________________
* Batterymarch agrees that it will not seek to increase this fee rate during the four-year period ending November 30, 2009 (the Four-Year Lock). This Four-Year Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

Revised March 1, 2006

                                 Exhibit d(xi)

                                              USAA Contract Number: 1016125-000

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of March, 2006 (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and LOOMIS SAYLES AND COMPANY, L.P., a Delaware Limited Partnership having its principal place of business in Boston, Massachusetts (Loomis).

     WHEREAS, IMCO serves as the investment adviser to USAA Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain Loomis to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, Loomis is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF LOOMIS. IMCO hereby appoints Loomis to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Loomis will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Loomis. Loomis accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. DUTIES OF LOOMIS.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Directors (the Board), Loomis, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Loomis shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should

                                  CONFIDENTIAL                      Page 1 of 13

Loomis anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, Loomis shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

     With respect to the management of each Fund Account pursuant to this Agreement, Loomis shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Loomis wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Loomis must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, Loomis shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, Loomis will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Loomis shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Loomis with the Trust's Declaration of Trust, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Loomis with prior written notice of any material change to the Trust's Registration Statement that would affect Loomis' management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Loomis will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Loomis shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Loomis, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way

CONFIDENTIAL                            2
of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Loomis shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Loomis an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Loomis determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Loomis' overall responsibilities with respect to the Fund and to other clients of Loomis as to which Loomis exercises investment discretion. The Board or IMCO may direct Loomis to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

     On occasions when Loomis deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Loomis, Loomis, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Loomis in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     Loomis may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Loomis may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Loomis will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Loomis shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Loomis giving proper instructions to the custodian, Loomis shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

CONFIDENTIAL                            3

     Notwithstanding the foregoing, Loomis agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Loomis shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Loomis agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Loomis, except as permitted under the 1940 Act. IMCO agrees that it will provide Loomis with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Loomis that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. Loomis, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Loomis' duties under this Agreement. However, Loomis shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Loomis, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Loomis also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. Loomis, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Loomis set forth herein. Loomis, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Loomis' duties hereunder.

     (F) COMPLIANCE MATTERS. Loomis, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such

CONFIDENTIAL                            4
parties from time to time. Loomis also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. Loomis will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Loomis agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Loomis may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Loomis will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Loomis' proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Loomis as compensation for Loomis' services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Loomis shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.   REPRESENTATIONS AND WARRANTIES.

     (A) LOOMIS. Loomis represents and warrants to IMCO that (i) the retention of Loomis by IMCO as contemplated by this Agreement is authorized by Loomis' governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Loomis or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Loomis and when executed and delivered by Loomis will be a legal, valid and binding obligation of Loomis, enforceable against Loomis in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Loomis is registered as an investment adviser under the Advisers Act; (v) Loomis has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Loomis and certain of its employees, officers, partners and directors

CONFIDENTIAL                            5
are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Loomis shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Loomis is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Loomis will promptly notify IMCO of the occurrence of any event that would disqualify Loomis from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Loomis has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Loomis will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Loomis, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Loomis, in each case prior to or promptly after, such change; and (x) Loomis has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

     (B) IMCO. IMCO represents and warrants to Loomis that (i) the retention of Loomis by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Loomis of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) LOOMIS. Loomis shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Loomis in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other

CONFIDENTIAL                            6
materials pertaining to the Funds or the omission to state therein a material fact known to Loomis which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Trust by Loomis Indemnities (as defined below) for use therein. Loomis shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

     (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Loomis, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Loomis Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Trust. IMCO shall indemnify and hold harmless Loomis Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or Loomis (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Loomis.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Loomis may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by

CONFIDENTIAL                            7
registered mail, postage prepaid, to Loomis. Loomis may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on Loomis by IMCO shall be without prejudice to the obligation of Loomis to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to Loomis under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Loomis to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Loomis shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Loomis to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Loomis to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Loomis, or IMCO itself, to perform investment advisory services to any portion of the Funds.

CONFIDENTIAL                            8

10. ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. Loomis shall, upon reasonable notice, afford IMCO at all reasonable times access to Loomis' officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Loomis to provide IMCO with access to the books and records of Loomis relating to any other accounts other than the Funds.

     (B) CONFIDENTIALITY. Loomis, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Loomis may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (C) PRIVACY POLICY. Loomis acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

     (E) NOTIFICATIONS. Loomis agrees that it will promptly notify IMCO in the event that Loomis or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F)  INSURANCE.   Loomis  agrees  to  maintain   errors  and  omissions  or
professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Loomis' business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving Loomis, including, without limitation, a change of control of Loomis or a portfolio manager change, Loomis shall bear all reasonable

CONFIDENTIAL                            9
expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.      MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:          USAA Investment Management Company
               9800 Fredericksburg Road, A-O3-W
               San Antonio, Texas 78288
               Facsimile No.: (210)  498-4022
               Attention: Securities Counsel

Loomis:        Loomis Sayles & Company, L.P.
               One Financial Center, 27th Floor
               Boston, MA 02111
               Attention: Lauren Pitalis

     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     (G) LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of the Funds under this Agreement are not binding upon the Trustees or the shareholders individually but are binding only upon the assets and property of the Funds.

CONFIDENTIAL                            10

     IN WITNESS WHEREOF, IMCO and Loomis have caused this Agreement to be executed as of the date first set forth above.

Attest:                               USAA INVESTMENT MANAGEMENT COMPANY

       /S/Mark S. Howard                     /S/Christopher W. Claus
By:    __________________________     By:    ____________________________
Name:  Mark S. Howard                 Name:  Christopher W. Claus
Title: Secretary                      Title: President


                                             /S/Stephen W. Townsend
                                      By:    ____________________________
                                      Name:  Stephen W. Townsend
                                      Title: Authorized Signatory



Attest:                               LOOMIS SAYLES AND COMPANY, L.P.

       /S/Lauren B. Pitalis                  /S/Robert Blanding
By:    __________________________     By:    ____________________________
Name:  Lauren B. Pitalis              Name:  Robert Blanding
Title: Vice President                 Title: Chairman & CEO

CONFIDENTIAL                            11

                                   SCHEDULE A



FUND                                       EFFECTIVE DATE
----                                       --------------
BALANCED STRATEGY FUND                     MARCH 1, 2006

CONFIDENTIAL                            12

                                   SCHEDULE B

                                      FEES

          FUND ACCOUNT                 RATE PER ANNUM OF THE AVERAGE DAILY
          ------------                 NET ASSETS OF THE FUND ACCOUNT
                                       ----------------------------------


Balanced Strategy Fund                 0.20%



     Loomis agrees that it will not seek to increase this fee rate during the five-year period ending February 28, 2011 (the Five-Year Lock). This Five-Year Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

CONFIDENTIAL                            13

                                 Exhibit d(xii)

                                              USAA Contract Number: 1004100-000
                                             USAA Amendment Number: 1004100-003

                            FORM OF AMENDMENT NO. 2
                              AMENDED AND RESTATED
                        INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 2 made as of the 1st day of January 2006 to the Amended and Restated Investment Subadvisory Agreement made as of the 18th day of October, 2002, and amended and restated as of the 1st day of May 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a corporation organized under the laws of the Sate of Delaware and having its principal place of business in Boston, Massachusetts (MFS), with respect to services provided to series of USAA Investment Trust.

     IMCO and MFS agree to modify and amend the Amended and Restated Investment Subadvisory Agreement described above (Agreement) as follows:

     1. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to MFS with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     2. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO AND MFS have caused this Amendment No.2 to be executed as of the date first set forth above.

Attest:                                 USAA INVESTMENT MANAGEMENT COMPANY

       /S/Mark S. Howard                      /S/Christopher W. Claus
By:    ___________________________     By:    __________________________
Name:  Mark S. Howard                  Name:  Christopher W. Claus
Title: Secretary                       Title: President

                                       USAA INVESTMENT MANAGEMENT COMPANY

                                              /S/Stephen W. Townsend
                                       By:    __________________________
                                       Name:  Stephen W. Townsend
                                       Title: Authorized Signatory


Attest:                                MASSACHUSETTS FINANCIAL SERVICES
                                       COMPANY

       /S/Megan C. Johnson                    /S/Robert J. Manning
By:    __________________________      By:    __________________________
Name:  Megan C. Johnson                Name:  Robert J. Manning
Title: Counsel                         Title: President and Chief
                                              Executive Officer

                               USAA Confidential

                                              USAA Contract Number: 1004100-000
                                             USAA Amendment Number: 1004100-003

                                   SCHEDULE B

                                      FEES

                                        Rate per annum of the aggregate  average
                                        daily net  assets  of the Fund  Accounts
                                        plus  the   average   daily  net  assets
                                        managed  by MFS in the USAA  Life  World
                                        Growth Fund
                                        _______________________________________

USAA Cornerstone Strategy Fund          0.29%*
(International Stocks)

USAA International Fund                 0.29%*

USAA World Growth Fund                  0.29%*


______________________________
* MFS agrees that it will not seek to increase this fee rate during the four-year period ending December 31, 2009 (the Four-Year Lock). This Four-Year Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                               USAA Confidential

                                Exhibit d(xiii)

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014699-000


                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of December, 2005 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and NORTHERN TRUST INVESTMENTS, N.A., a national association organized under the laws of the United States and having its principal place of business in Chicago, Illinois (NTI).

     WHEREAS, IMCO serves as the investment adviser to USAA Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS,   under  its  Investment   Advisory  Agreement  with  the  Company
(Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

     WHEREAS, IMCO wishes to retain NTI to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

     WHEREAS, NTI is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. APPOINTMENT OF NTI. IMCO hereby appoints NTI to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. NTI will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and NTI. NTI accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. DUTIES OF NTI.

     (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Trustees (the Board), NTI, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. NTI shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should NTI anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

     For each Fund set forth on Schedule A to this Agreement, NTI shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by IMCO from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

USAA CONFIDENTIAL                                                         Page 1
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                                               USAA Contract Number: 1014699-000


     With respect to the management of each Fund Account pursuant to this Agreement, NTI shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent NTI wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, NTI must request in writing and receive advance permission from IMCO.

     In accordance with Subsection (b) of this Section 2, NTI shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

     In the performance of its duties, NTI will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h), as from time to time in effect, and (vi) the written instructions of IMCO. NTI shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing NTI with the Company's Articles of Incorporation, as amended and supplemented, the Company's Bylaws and amendments thereto and current copies of the materials specified in Subsections
(a)(iii) and (iv) of this Section 2. IMCO shall provide NTI with prior written notice of any material change to the Company's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect NTI's management of a Fund Account.

     (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, NTI will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, NTI shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best terms available, NTI, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), NTI shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to NTI an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if NTI determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or NTI's overall responsibilities with respect to the Fund and to other clients of NTI as to which NTI exercises investment discretion. The Board or IMCO may direct NTI to effect transactions in portfolio securities through broker-dealers in a manner that will

USAA CONFIDENTIAL                                                         Page 2

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014699-000

help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

     On occasions when NTI deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of NTI, NTI, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

     NTI may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, NTI may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

     Subject to applicable legal and regulatory requirements, including the terms of any applicable exemptive relief granted by the Securities and Exchange Commission, NTI may, unless instructed otherwise by the Board or IMCO, (i) invest cash balances in shares of money market funds advised by NTI and (ii) purchase securities issued by an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of NTI if such securities are included in the index that a Fund's performance seeks to match.

     NTI will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. NTI shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon NTI giving proper instructions to the custodian, NTI shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, NTI agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. NTI shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, NTI agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of NTI, except as permitted under the 1940 Act. IMCO agrees that it will provide NTI with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or NTI that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

     (C) EXPENSES. NTI, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of NTI's duties under this Agreement. However, NTI shall not be obligated to pay any expenses of IMCO, the Company or
the  Funds,   including  without  limitation,   interest

USAA CONFIDENTIAL                                                         Page 3

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014699-000

and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

     (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available will be valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by NTI for which market quotes are not readily available, NTI, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide such assistance to IMCO in determining the fair value of such securities as IMCO may reasonably request, including providing market price information relating to these assets of the Fund. NTI shall also provide reasonable assistance to IMCO in monitoring for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO promptly in the event NTI determines that a significant event has occurred.

     (E) REPORTS AND AVAILABILITY OF PERSONNEL. NTI, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of NTI set forth herein. NTI, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to NTI's duties hereunder.

     (F) COMPLIANCE MATTERS. NTI, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. NTI also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     (G) BOOKS AND RECORDS. NTI will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, NTI agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, NTI may maintain copies of such records to comply with its recordkeeping obligations.

     (H) PROXIES. Unless and until NTI is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with IMCO's proxy voting guidelines.

     3. ADVISORY FEE. IMCO shall pay to NTI as compensation for NTI's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If NTI shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

USAA CONFIDENTIAL                                                         Page 4

                                       THIS NUMBER SHOULD APPEAR ON ALL INVOICES
                                               USAA Contract Number: 1014699-000

4.    REPRESENTATIONS AND WARRANTIES.

     (A) NTI. NTI represents and warrants to IMCO that (i) the retention of NTI by IMCO as contemplated by this Agreement is authorized by NTI's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which NTI or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of NTI and when executed and delivered by NTI will be a legal, valid and binding obligation of NTI, enforceable against NTI in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) NTI is registered as an investment adviser under the Advisers Act; (v) NTI has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that NTI and certain of its employees, officers, partners, and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners, and directors to furnish to IMCO all reports and information required to be provided under Rule 17j-1(c)(2) with respect to persons who are "Access Persons" (as defined in Rule 17j-1(a)(1)) with respect to a Fund Account; (vi) NTI is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) NTI will promptly notify IMCO of the occurrence of any event that would disqualify NTI from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) NTI has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) NTI will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of NTI, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of NTI, in each case prior to or promptly after, such change; and (x) NTI has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.


     (B) IMCO. IMCO represents and warrants to NTI that (i) the retention of NTI by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify NTI of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.   LIABILITY AND INDEMNIFICATION.

     (A) NTI. NTI shall indemnify and hold harmless the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))(collectively, IMCO Indemnitees) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses)

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(collectively,  Losses) to which the IMCO  Indemnitees  may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of NTI in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to NTI which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by NTI Indemnitees (as defined below) for use therein.

     (B) IMCO. IMCO shall indemnify and hold harmless NTI, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act)(collectively, NTI Indemnitees) for any and all Losses to which the NTI Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by NTI Indemnitees to IMCO or the Company.

     (C) Notwithstanding anything contained herein to the contrary, the NTI Indemnitees shall not be liable to any IMCO Indemnitees for any Losses resulting from NTI's acts or omissions as subadviser to a Fund Account except to the extent such Losses result from a breach of contract or the negligence, willful misconduct, bad faith or reckless disregard by the NTI Indemnitees.

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its initial execution with respect to a Fund; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

     (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company, IMCO, or NTI (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and NTI.

     (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after initial effectiveness, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, NTI may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

     (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to NTI. NTI may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by giving not less than 60 days' written notice to IMCO.

     (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act

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                                             USAA Contract  Number:  1014699-000

or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

     (e) Any notice of termination served on NTI by IMCO shall be without prejudice to the obligation of NTI to complete transactions already initiated or acted upon with respect to a Fund.

     Upon termination of this Agreement, the duties of IMCO delegated to NTI under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of NTI to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and NTI shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by NTI to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of NTI to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to NTI, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10. ADDITIONAL AGREEMENTS.

     (A) ACCESS TO INFORMATION. NTI shall, upon reasonable notice, afford IMCO at all reasonable times access to NTI's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate NTI to provide IMCO with access to the books and records of NTI relating to any other accounts other than the Funds or where such access is prohibited by law.

     (B) CONFIDENTIALITY. NTI, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where NTI may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     (C) PRIVACY POLICY. NTI acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and

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                                               USAA Contract Number: 1014699-000

agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

     (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to NTI at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, share-holders of the Company or the public, which refer to NTI or its clients in any way, prior to use thereof and not to use such material if NTI reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from NTI with respect to 1) sales literature in which NTI is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and NTI. Sales literature may be furnished to NTI hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

     (E) NOTIFICATIONS. NTI agrees that it will promptly notify IMCO in the event that NTI or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

     (F) INSURANCE. NTI agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of NTI's business activities.

     (G) SHAREHOLDER MEETING AND OTHER EXPENSES. In the event that the Company shall be required to call a meeting of shareholders, send an information statement to shareholders, or send a prospectus supplement to shareholders solely due to actions involving NTI, including, without limitation, a change of control of NTI or a portfolio manager change, NTI shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement attributable to such matters.

11.  MISCELLANEOUS.

     (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                USAA Investment Management Company
                     9800 Fredericksburg Road, AO3W
                     San Antonio, Texas 78288
                     Facsimile No.: (210) 498-6561
                     Attention: Securities Counsel

NTI:                 Northern Trust Investments, N.A.
                     50 South LaSalle Street
                     Chicago, Illinois 60675
                     Facsimile No.: (312) 557-1478
                     Attention: James A. Aitcheson, Vice President

USAA CONFIDENTIAL                                                         Page 8
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                                               USAA Contract Number: 1014699-000


     (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (E) HEADINGS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

     (G) LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of the Funds under this Agreement are not binding upon the Trustees or the shareholders individually but are binding only upon the assets and property of the Funds.

     IN WITNESS WHEREOF, IMCO and NTI have caused this Agreement to be executed as of the date first set forth above.


Attest:                              USAA INVESTMENT MANAGEMENT
                                     COMPANY

       /S/Mark S. Howard                    /S/Christopher W. Claus
By:    ________________________      By:    _____________________________
Name:  Mark S. Howard                Name:  Christopher W. Claus
Title: Secretary                     Title: President

                                            /S/Stephen W. Townsend
                                     By:    _____________________________
                                     Name:  Stephen W. Townsend
                                     Title: Authorized Signatory



Attest:                              NORTHERN TRUST INVESTMENTS, N.A.

       /S/Gregory M. Kuhl                   /S/James A. Aitcheson
By:    _________________________     By:    _____________________________
Name:  Gregory M. Kuhl               Name:  James A. Aitcheson
Title: Senior Vice President         Title: Senior Vice President


USAA CONFIDENTIAL                                                         Page 9
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                                               USAA Contract Number: 1014699-000

                                   SCHEDULE A

USAA Growth & Tax Strategy Fund

USAA CONFIDENTIAL                                                        Page 10
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                                               USAA Contract Number: 1014699-000

                                   SCHEDULE B



                                      FEES


                                        Rate per annum of the average daily net
Fund Account                            assets of the Fund Account

USAA Growth & Tax Strategy Fund*        0.25% on the first $40 million of assets
                                        0.10% on assets over $40 million



_______________________

* The annual fee paid to NTI for managing the Growth & Tax Strategy Fund shall be the greater of $100,000 (the Minimum Annual Fee) or the fee computed at the rates listed above (the Asset-Based Fee). If on the last day of an annual period (November 30 of each year), the Asset-Based Fee is less than the Minimum Annual Fee, IMCO shall pay, within 15 days after the end of such annual period, NTI the difference between the Minimum Annual Fee and the Asset-Based Fee.

NTI agrees that it will not seek to increase these fee rates during the four-year period ending November 30, 2009 (the Four-Year Lock). This Four-Year Lock does not limit the rights of a Fund's shareholders, a Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

USAA CONFIDENTIAL                                                        Page 11

                                 Exhibit d(xiv)

                                              USAA CONTRACT NUMBER: 1004103-003

                                 AMENDMENT NO. 1

                             TO AMENDED AND RESTATED

                        INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 1 made as of the 1st day of March 2006 to the Amended and Restated Investment Subadvisory Agreement made as of the 18th day of October, 2002, and amended and restated as of the 1st day of May, 2003, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management), with respect to services provided to certain series of USAA Investment Trust.

     IMCO and  Wellington  Management  agree to modify and amend the Amended and
Restated  Investment   Subadvisory  Agreement  described  above  (Agreement)  as
follows:

     1. REMOVAL AS SUBADVISER. IMCO hereby terminates Wellington Management as an investment subadviser of the Real Estate Securities category of the USAA Cornerstone Strategy Fund.

     2. SCHEDULE A. Schedule A to the Agreement,  setting forth the Funds of the
Company  for  which   Wellington   Management  is  appointed  as  an  investment
subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

     3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Wellington Management with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

Revised March 1, 2006           CONFIDENTIAL                        Page 1 of 4

                                              USAA CONTRACT NUMBER: 1004103-003

     IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Amendment No. 1 to be executed as of the date first set forth above.


Attest:                              USAA INVESTMENT MANAGEMENT COMPANY

       /S/Mark S. Howard                    /S/Christopher W. Claus
By:    _______________________       By:    ___________________________
Name:  Mark S. Howard                Name:  Christopher W. Claus
Title: Secretary                     Title: President

                                            /S/David H. Garrison
                                     By:    ___________________________
                                     Name:  David H. Garrison
                                     Title: Authorized Signatory

Attest:                              WELLINGTON MANAGEMENT COMPANY, LLP

       /S/Robert J. Toner                   /S/Jonathan M. Payson
By:    _______________________       By:    ___________________________
Name:  Robert J. Toner               Name:  Jonathan M. Payson
Title: Vice President and Counsel    Title: Senior Vice President


Revised March 1, 2006           CONFIDENTIAL                        Page 2 of 4

                                             USAA CONTRACT NUMBER 1004103-003

                                    SCHEDULE A

                           USAA Balanced Strategy Fund

                  USAA Cornerstone Strategy Fund - U. S. Stocks


Revised March 1, 2006           CONFIDENTIAL                        Page 3 of 4

                                             USAA CONTRACT NUMBER 1004103-003

                                   SCHEDULE B

                                      FEES

                                             Rate per annum of the average daily
            Fund Account                     net assets of the Fund Account
            ------------                     ----------------------------------
USAA Balanced Strategy Fund                  0.20%

USAA Cornerstone Strategy Fund
         (U.S. Stocks category)              0.20%


Revised March 1, 2006           CONFIDENTIAL                        Page 4 of 4